TERM ROYALTY AGREEMENT

     This Term Royalty Agreement (the "Agreement") is made and entered into this 17th day of May, 2005, by and between Energy Corporation of America, a West Virginia corporation ("ECA"), and Eastern American Energy Corporation, a West Virginia corporation ("Eastern" or "Seller"), and Black Stone Minerals Company, L.P., a Delaware limited partnership, or its designees ("Buyer").

                                   BACKGROUND
                                   ----------

     WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Term Royalty Interest in accordance with the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:


                             ARTICLE I. DEFINITIONS.

     1. This Section 1 defines certain capitalized words, terms, and phrases used in this Agreement. Certain other capitalized words, terms, and phrases used in this Agreement may be defined elsewhere in this Agreement.

     "Additional  Lease"  is  defined  in  Section  12.01  of  the  Term Royalty
      -----------------
Conveyance.

     "Adjusted  Completed  Development  Well  Value" means, with respect to each
      ---------------------------------------------
Completed Development Well, the value obtained by multiplying for each Completed Development Well drilled or caused to be drilled by Seller during any Annual Period one (1) times the Working Interest (stated as a decimal fraction or 1.00, where Seller holds a 100% Working Interest), that Seller is required to bear in such Completed Development Well. For example, if Seller holds an eighty-five percent (85%) Working Interest in a Completed Development Well, the computation would be:

                                1 x .85 = .85

therefore, such Completed Development Well would have a .85 Adjusted Completed Development Well Value.

     "Affiliate"  means, for any specified Person, another Person that controls,
      ---------
is  controlled  by,  or  is  under  common  control  with, the specified Person.
"Control," in the preceding sentence, refers to the possession by one Person, directly or indirectly, of the right or power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract, or otherwise.

     "AMI  Areas" mean the areas depicted on the map set forth on Exhibit "B" as
      ----------
the Yawkey Freeman AMI and the PK AMI.

     "Annual  Period" means the annual period commencing on April 1 of each year
      --------------
and ending on March 31 of the succeeding year.

     "Business  Day"  means  any  day  that is not a Saturday, Sunday, a holiday
      -------------
determined by the New York Stock Exchange, Inc. as "affecting 'ex' dates" or any other day on which national banking institutions in New York, New York are closed as authorized or required by law.

     "Buyer"  means  Black  Stone  Minerals  Company,  L. P., a Delaware limited
      -----
partnership  or  its  permitted  designees.

     "Closing Date" shall have the meaning assigned in Section 10(a).
      ------------

     "Completed  Development  Well"  means  the Wellbore of any Development Well
      ----------------------------
that is completed pursuant to Section 2.02 of the Development Agreement in the Big Lime formation or deeper formations.

     "Deed  of  Trust"  means the Credit Line Deed of Trust from Seller to Buyer
      ---------------
referenced in Section 12(b), substantially in the form attached hereto as Exhibit "C".

     "Development  Agreement"  means  that certain Development Agreement between
      ----------------------
Seller and the Buyer referenced in Section 12(a) herein, substantially in the form attached hereto as Exhibit "D".

     "Development  Well"  means  any  Gas  well  drilled,  within the meaning of
      -----------------
Section 2.01(b) of the Development Agreement, after the Effective Time of the Development Agreement on the Subject Development Lands.

     "Drilling Obligation Completion Date" means March 31, 2008.
      -----------------------------------

     "Effective Time" is defined in Section 2 hereof.
      --------------

     "Encumbrance"  means any mortgage, lien, security interest, pledge, charge,
      -----------
encumbrance, limitation, preferential right to purchase, consent to assignment, irregularity, burden, or defect.

     "Existing  Gas  Purchase  Contract"  means  that  certain Natural Gas Sales
      ---------------------------------
Agreement dated March 16, 1993 by and between Mountaineer Gas Services, Inc. and Mountaineer Gas Company as heretofore and may hereafter be amended, modified or restated.

     "Farmout  Agreements" means any farmout agreement, participation agreement,
      -------------------
exploration agreement, development agreement or any similar agreement.

     "Gas"  means  natural  gas  and  all  other  gaseous  hydrocarbons, and all
      ---
non-combustible gas that are contained in the full wellstream.

     "Governmental  Authority"  means  the  United States of America, any state,
      -----------------------
commonwealth, territory, or possession thereof, and any political subdivision of any of the foregoing, including courts, departments, commissions, boards, bureaus, agencies, and other instrumentalities.

     "Kentucky  Conveyance"  means the Term Royalty Conveyance (Kentucky) by and
      --------------------
between Seller and Buyer contemplated by Section 2 herein, in substantially similar form as the Term Royalty Conveyance.

     "Legal Requirement" means any law, statute, ordinance, decree, requirement,
      -----------------
order, judgment, rule, or regulation of, including the terms of any license or permit issued by, any Governmental Authority.

     "Mcf"  means thousand cubic feet of Gas and "MMcf" means million cubic feet
      ---                                         ----
of Gas, measured and expressed in each case at the same temperature, pressure, and other conditions of measurement (a) provided in any contract for the purchase of Gas from the Subject Interests or, (b) if no such contract exists, provided by applicable state law for purposes of reporting production to Governmental Authorities.

     "Net  Revenue  Interest" means, the interest, stated as a decimal fraction,
      ----------------------
in Subject Gas production from a Well that Seller is entitled to take with respect to Seller's Subject Interests in that Well and the associated Subject Lands, subject only to the Permitted Production Burdens.

     "Non-Affiliate"  means,  for any specified Person, any other Person that is
      -------------
not an Affiliate of the specified Person.

     "Party," when capitalized, refers to Seller or Buyer.
      -----

     "Parties," when capitalized, refers to Seller and Buyer.
      -------

     "Pennsylvania  Conveyance" means the Term Royalty Conveyance (Pennsylvania)
      ------------------------
by and between Seller and Buyer contemplated by Section 2 herein, in substantially similar form as the Term Royalty Conveyance.

     "Permitted  Encumbrances"  means:
      -----------------------

          (a)  the  Permitted  Production  Burdens;

          (b)  the  Existing  Gas  Purchase  Contract;

          (c) Encumbrances that arise under operating agreements, Farmout Agreements, leases, assignments, and other instruments and agreements to secure payments of amounts not yet delinquent and that are of the type and nature customary in the oil and gas industry, as conducted in the Appalachian Basin;

          (d) Encumbrances that arise as a result of pooling and unitization agreements, declarations, orders, or Legal Requirements to secure payment of amounts not yet delinquent;

          (e) Encumbrances securing payments to mechanics and materialmen and Encumbrances securing payment of Taxes or assessments that are, in either case, not yet delinquent or, if delinquent, are being contested in good faith in the normal course of business;

          (f) conventional rights of reassignment that obligate Seller to reassign all or part of any Subject Interest to a Third Person if Seller intends to release or abandon such interest before the expiration of the primary term or other termination of such interest;

          (g) easements, rights-of-way, servitudes, permits, surface leases, surface use restrictions, and other surface uses and impediments on, over, or in respect of the Subject Interests that are not such as to interfere materially with the operation, value, or use of the Subject Interests;

          (h) covenants, conditions, and other terms subject to which Seller acquired the Subject Interests;

          (i) rights reserved to or vested in any Governmental Authority to control or regulate any Subject Interests in any manner, and all applicable Legal Requirements;

          (j) the terms of the instruments creating the Subject Interests and Subject Lands;

          (k) any Prior Reversionary Interests disclosed in writing to Seller prior to the execution of this Agreement that affect the Subject Interests;

          (l) other Encumbrances that affect any Subject Interests that do not, alone or in the aggregate, materially and adversely affect the operation, value or use of the Subject Interests; and

          (m) mortgages, deeds of trust or other security interests burdening Seller's interest in the Subject Interests or any extensions or renewals thereof and Subject Lands, including without limitation the Deed of Trust; provided however that any such mortgage, deed of trust or security interest shall not affect and shall be made expressly subject to the Term Royalty Conveyance;

     all to the extent, and for so long as, such Permitted Encumbrances are (i) otherwise valid and enforceable against the Subject Interests, without recognizing, expressly or by implication, any rights or interests in any Third Person or Governmental Authority that such Third Person or Governmental Authority does not otherwise lawfully possess, or (ii) they do not cause Seller's Net Revenue Interests in any Producing Well to be less than the Net Revenue Interest for that Producing Well as stated in Exhibit "A-1".

     "Permitted  Production  Burdens"  means  (a)  all  Production  Burdens that
      ------------------------------
affected the Subject Interests when they were acquired by Seller and (b) all Production Burdens that were created by Seller, to the extent they do not cause Seller's Net Revenue Interest in any (i) Producing Well to be less than the Net Revenue Interest for that Producing Well reflected in Exhibit "A-1", or (ii)
Completed Development Well to be less than 87.5% (proportionately reduced to Seller's Working Interest in such Completed Development Well). It is understood and agreed that with respect to Completed Development Wells, the Term Royalty Interest will be calculated on the basis that Seller's Working Interest in the Subject Development Lands is not burdened by Production Burdens that exceed 12.5%. In the event that Seller's Working Interest in any of the Completed Development Wells is subject to Production Burdens in excess of 12.5%, such excess burdens will be the sole responsibility of Seller and paid out of Seller's fifty percent (50%) interest in the Subject Development Lands retained by Seller hereunder.

     "Person" means any natural person, corporation, partnership, trust, estate,
      ------
or  other  entity,  organization,  or  association.

     "Prior  Reversionary  Interest"  means  any  contract,  agreement,  Farmout
      -----------------------------
Agreement, lease, deed, conveyance or operating agreement disclosed in writing to Buyer prior to the execution of this Agreement that exists as of the Effective Time or that burdens the Subject Interests at the time such Subject Interests are acquired, that by the terms thereof requires a Person to convey a part of the Subject Interest to another Person, including any operating agreements, oil and gas leases, coal leases, and other similar agreements or instruments affecting the Subject Interests.

     "Producing  Well"  means  the  Wellbore  of each Gas well more particularly
      ---------------
described in Exhibit "A-1", subject to the exceptions, exclusions and reservations set forth on such Exhibit "A-1".

     "Production  Burdens"  means,  with  respect  to any Subject Lands, Subject
      -------------------
Interests, or Subject Gas, all royalty interests, overriding royalty interests, production payments, net profits interests, Prior Reversionary Interests and other similar interests that constitute a burden on, are measured by, or are payable out of the production of Gas or the proceeds realized from the sale or other disposition thereof.

     "Reasonably  Prudent  Operator Standard" means the standard of conduct of a
      --------------------------------------
reasonably prudent oil and gas operator in the Appalachian Basin under the same or similar circumstances, acting with respect to its own property and disregarding the existence of the Term Royalty Interest as a burden on such property.

     "Seller" is defined in the Introduction to this Agreement and also includes
      ------
all  permitted  successors  and  assigns  of  Seller.

     "Seller's  Net  Share of Gas" means the share of Subject Gas from each Well
      ---------------------------
that is attributable to Seller's Net Revenue Interest in that Well.

     "Side  Letter"  means the side letter between ECA and Buyer regarding Prior
      ------------
Reversionary Interests substantially in the form attached hereto as Exhibit "E".

     "Subject  Development  Lands"  means the lands subject to or covered by the
      ---------------------------
oil and gas leases described in Exhibit "A-2", subject to the exceptions, exclusions and reservations set forth on such Exhibit "A-2", as such Exhibit may be modified pursuant to the Term Royalty Conveyance.

     "Subject  Gas"  means with respect to each Well, Gas in and under, and that
      ------------
may be produced, saved, and sold from all producing horizons from the Wellbore of such Well, subject to the following:

          (a)  "Subject Gas" excludes Gas that is:

               (i) lost in accordance with the Reasonably Prudent Operator Standard in the production, gathering, or marketing of Gas, or that is liquefied and removed from the gas stream in the normal course of Seller's operation, consistent with prior practice, via any method other than processing as contemplated in Section 4.04 of the Term Royalty Conveyance;

               (ii) subject to the Reasonably Prudent Operator Standard, used in operations on the Subject Lands, including drilling and production operations on the Subject Development Lands;

               (iii) retained by a Third Person, or Seller (pursuant to Section 3.02(c) of the Term Royalty Conveyance), for gathering, transportation, processing, or marketing services related to the Subject Gas in lieu of or in addition to cash payment for such services; or

               (iv)  in  excess  of  the percentage attributable to Seller's Net
          Share of Gas taken by Seller to recover costs, or some multiple of costs, paid or incurred by Seller under any operating agreement, unit agreement, or other agreement in connection with nonconsent operations conducted (or participated in) by Seller.

          (b) "Subject Gas" includes Gas, not otherwise excluded above, that is sold or otherwise disposed of for valuable consideration.

     "Subject Interests" means Seller's undivided interests in the Subject Lands
      -----------------
as lessee under Gas leases covering and affecting the Subject Lands, as an owner of the Subject Gas (or the right to extract such Gas), or otherwise, by virtue of which undivided interests Seller has the right to conduct exploration, drilling, development, and Gas production operations on the Subject Lands, or to cause such operations to be conducted, or to participate in such operations by paying and bearing all or any part of the costs, risks, and liabilities of such operations, to drill, test, complete, equip, operate, and produce Wells to exploit the Gas. Any oil and gas lease or other similar instrument that covers Gas produced from the Subject Lands shall be considered a "Gas lease" hereunder, even if it also covers other substances. "Subject Interests" includes all extensions and renewals of Gas leases covering and affecting the Subject Lands acquired within six (6) months after the expiration or termination of any such lease, and all new Gas leases covering the Subject Lands (or any portion thereof) obtained by Seller, or any Affiliate thereof until the termination date of the Development Agreement. "Subject Interests" do not include (a) Seller's rights to substances other than Gas; (b) Seller's rights under contracts for the purchase, sale, transportation, storage, processing, or other handling or disposition of Gas; (c) Seller's interests in, or rights with respect to, pipelines, gathering systems, storage facilities, processing facilities, or other equipment or facilities, other than the Wells; or (d) subject to Section 1.04(c) of the Term Royalty Conveyance, any after-acquired, additional, or enlarged interests in the Wells, Subject Lands or Subject Gas, except those reflected in Exhibit "A-1" or Exhibit "A-2" or any Additional Lease as provided for in the Term Royalty Conveyance, or extensions and renewals covered by the preceding sentence. "Subject Interests" may be owned by Seller by virtue of grants or reservations in deeds, Gas leases, or other instruments, or by virtue of operating agreements, pooling or unitization agreements or orders, or other kinds of instruments, agreements, or documents, legal or equitable, recorded or unrecorded. The Subject Interests are subject to the Permitted Encumbrances.

     "Subject  Lands"  means  collectively,  the Subject Producing Lands and the
      --------------
Subject  Development  Lands.

     "Subject  Producing Lands" means the lands subject to or covered by the oil
      ------------------------
and gas leases described in Exhibit "A-1" for lands related to the Producing Wells, subject to the exceptions, exclusions and reservations set forth on such Exhibit "A-1".

     "Taxes"  is  defined  in  Section  3.02(b). of the Term Royalty Conveyance.
      -----

     "Term"  is  defined  in  Section  2(b).
      ----

     "Term  Royalty Conveyance" means collectively, the Kentucky Conveyance, the
      ------------------------
Pennsylvania Conveyance and the West Virginia Conveyance, each substantially in the form attached as Exhibit "F".

     "Term  Royalty  Gas"  means, for any month, that percentage of Gas to which
      ------------------
the Buyer is entitled, calculated in accordance with Section 3.01 of the Term Royalty Conveyance.

     "Term Royalty Interest" means the variable undivided interest in and to the
      ---------------------
Subject Interests, to the extent that the Subject Interests pertain to Gas in, under and that may be produced from the Wellbores of the Wells, sufficient to cause Buyer to receive a volume of Term Royalty Gas and the revenues attributable thereto calculated and paid in money in accordance with Section
3.01  of  the  Term  Royalty  Conveyance.

     "Term  Royalty  Proceeds"  means for any month, proceeds received by Seller
      -----------------------
for the account of Buyer, as the Buyer's marketing and payment agent and representative, from the sale of Term Royalty Gas under the Term Royalty Conveyance less Chargeable Costs calculated in accordance with Section 3.03 of the Term Royalty Conveyance.

     "Termination  Date"  is  defined  in  Section  2(b).
      -----------------

     "Third  Person"  means  a  Person other than ECA, Seller or Buyer, or their
      -------------
respective  Affiliates.

     "Total  Drilling  Commitment"  means  that  number of Completed Development
      ---------------------------
Wells where the cumulative total of all such Adjusted Completed Development Well Values for all Completed Development Wells drilled by or caused to be drilled by Seller equals 180.

     "Total  Subject  Gas"  means  the total of all Subject Gas from each of the
      -------------------
applicable  Term  Royalty  Conveyance.

     "Transfer"  including its syntactical variants, means any assignment, sale,
      --------
transfer, conveyance, or disposition of any property; provided, Transfer as used herein does not include the granting of a security interest in Seller's interest in any property including the Subject Interests or Subject Lands so long as any such security interest shall not affect and is expressly subject to the Term Royalty Interest.

     "Wellbore" means the wellbore of any Well from the surface of the ground to
      --------
the total depth drilled of such Well.

     "Wells"  means,  collectively, the Wellbores of the Producing Wells and the
      -----
Completed  Development  Wells.

     "West  Virginia  Conveyance"  means  the  Term  Royalty  Conveyance  (West
      --------------------------
Virginia) by and between Seller and Buyer contemplated by Section 2 herein, in substantially similar form as the Term Royalty Conveyance.

     "Working  Interest"  means with respect to any Well, the interest in and to
      -----------------
such Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with such Well.

                      ARTICLE II.  TERM ROYALTY CONVEYANCE.

     2.     a.     CONVEYANCE.  On the Closing Date (as defined in Section 10(a)
                   ----------
hereof), but effective as of 7:00 a.m. Eastern Daylight Time, January 1, 2005 (the "Effective Time"), Seller shall sell, assign, convey and deliver to Buyer for the Term, and Buyer shall purchase and acquire from Seller the Term Royalty Interest, pursuant to the Term Royalty Conveyance among ECA, Seller and Buyer substantially in the form attached hereto as Exhibit "F".

            b.     TERM. The Term of the Term Royalty Interest shall begin as of
                   ----
the Effective Time and end at January 1, 2025 (the "Termination Date"). At the end of the Term all of Buyer's interest in and to the Term Royalty Interest shall automatically terminate and revert to Seller.


                           ARTICLE III.  CONSIDERATION

     3. The total consideration for Seller's conveyance of the Term Royalty Interest to Buyer shall be One Hundred Fifty-five Million Dollars
($155,000,000.00) payable in cash (the "Consideration"), subject to any applicable adjustments as hereinafter provided.

            a.    ADJUSTMENTS  TO  CONSIDERATION.  The  Consideration  shall  be
                  ------------------------------
adjusted  downward:

          i. so that Buyer will receive a credit for all Term Royalty Proceeds received by Seller in respect of the Term Royalty Interest attributable to the period after the Effective Time. For accounting purposes, the Effective Time for each Producing Well will be the chart change date closest to January 1, 2005 (either before or after). Seller shall be entitled to Term Royalty Proceeds with respect to the Term Royalty Interest attributable to the period prior to the Effective Time (regardless of whether such proceeds are received prior to or after the Effective Time).

          ii. by an amount equal to the reduction in the Net Revenue Interest for Seller in each of the Producing Wells from the Net Revenue Interest therein shown for Seller in Exhibit "A-1". The amount of decrease due shall be determined by multiplying the allocated value for Seller's Net Revenue Interest in the Producing Well in question, as reflected in Schedule 3(a)(ii) hereto, by a fraction, the numerator of which shall be the decimal decrease in such interest and the denominator of which shall be the Net Revenue Interest shown for Seller in such Producing Well on Exhibit "A-1".

             ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF SELLER.

     4.     Seller  represents  and  warrants  to  Buyer  as  follows:

            a.   ORGANIZATION.  Each  of  ECA  and  Seller is a corporation duly
                 ------------
organized, validly existing and in good standing under the laws of the State of West Virginia and is qualified or registered as a foreign entity in each jurisdiction where it is required to be so qualified and registered except where the failure to so qualify would not have a material adverse effect on such entity's ownership, operation or value of the Producing Wells, the Subject Lands and/or the Subject Interests.

            b.   AUTHORITY.  Each of ECA and Seller has full power and authority
                 ---------
and has taken all requisite action, corporate or otherwise, to authorize each such entity to carry on its business as presently conducted, to own the Producing Wells, the Subject Lands and/or the Subject Interests, to enter into this Agreement and to perform its obligations under this Agreement. Neither the execution and delivery of this Agreement nor the performance by each of ECA and Seller of its respective obligations hereunder will (i) violate such entity's Articles of Incorporation or Bylaws or, (ii) violate or constitute a default under any law, regulation, contract, agreement, consent, decree or judicial order by which Seller or any of its officers, directors or shareholders are bound.

            c.   ENFORCEABILITY.  This  Agreement  has  been  duly  executed and
                 --------------
delivered on behalf of each of ECA and Seller and constitutes the legal, valid and binding obligation of such entity enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles. At the Closing, all documents required hereunder to be executed and delivered by each of ECA and Seller shall be duly authorized, executed and delivered and shall constitute legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, except as limited by bankruptcy or other laws applicable generally to creditors' rights and as limited by general equitable principles.

            d.   PREFERENTIAL  PURCHASE RIGHTS/CONSENTS.  Exhibit "G" sets forth
                 --------------------------------------
all consents, approvals, waivers and authorizations (collectively, "Consents"), and all preferential purchase rights required to be obtained in connection with the sale of the Term Royalty Interest to Buyer.

            e.   LITIGATION  AND  CLAIMS.  No  claim,  demand,  filing, cause of
                 -----------------------
action, administrative proceeding, lawsuit or other litigation is pending or, to the knowledge of Seller, threatened with respect to Seller or the Producing Wells, the Subject Lands and/or the Subject Interests that could now or hereafter materially adversely affect the ownership, operation or value of the Term Royalty Interest.

            f.   COMPLIANCE  WITH  LAWS.  Neither  ECA  nor  Seller  has  actual
                 ----------------------
knowledge, nor has received any notice from any federal, state or municipal authority that the Producing Wells, the Subject Lands and/or the Subject Interests or Seller's use thereof in its business, are not in material compliance with all laws, rules, regulations and permits relating thereto except for such non-compliance and violations which, individually or in the aggregate, would not have a material adverse effect on the ownership, operation or value of the Term Royalty Interest. Seller will promptly notify Buyer upon receipt of any such notice.

            g.   TITLE.  Except  for  the  various  liens  of record in favor of
                 -----
Wells Fargo Foothill, Inc., Seller owns the Producing Wells, the Subject Lands and/or the Subject Interests free and clear of all free of all Encumbrances created by, through, or under Seller, but not otherwise, except for the Permitted Encumbrances, and that Seller's title to the (i) Producing Wells entitles Seller to a Net Revenue Interest in each such Producing Well no less than the Net Revenue Interest for that Producing Well as set forth in Exhibit "A-1", and (ii) as to the Subject Development Lands is sufficient to allow it to satisfy the Total Drilling Commitment by the Drilling Obligation Completion Date in accordance with the Development Agreement. Upon execution and delivery of the Term Royalty Conveyance, there shall be no unreleased deed of trust, mortgage or security interest burdening the Term Royalty Interest.

            h.   CONTRACTS.  To  the  best  of  Seller's knowledge, the material
                 ---------
terms of all leases, operating agreements, production sales contracts, farmout agreements and other contracts or agreements respecting the Producing Wells, the Subject Lands and/or the Subject Interests (the "Contracts") can be found either of record in the county in which same are located or are reflected or referenced in Seller's files.

            i.   CONTRACTS  AUTHORIZED.  With  respect to all material Contracts
                 ---------------------
that will survive Closing, (i) each has been duly authorized, executed and delivered by Seller, (ii) each is in full force and effect, (iii) neither Seller nor, to the knowledge of Seller, any other party to such contracts (aa) is, or as a result of the transaction contemplated herein will be, in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of its obligations thereunder or (bb) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any such contract, and (iv) Seller does not anticipate that any other party to any such contract will be in breach of or default under or repudiate any of its obligations thereunder.

            j.   COMPLIANCE.  The  Producing Wells, the Subject Lands and/or the
                 ----------
Subject Interests have been operated in material compliance with all laws, orders, regulations, rules and ordinances issued or promulgated by all governmental authorities having jurisdiction with respect thereto, including, but not limited to, the Natural Gas Act of 1938, as amended, if applicable, the Natural Gas Policy Act of 1978, if applicable, and laws, regulations and ordinances relating to environmental protection, health and safety; and all necessary governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation of the Producing Wells, the Subject Lands and/or the Subject Interests have been obtained and Seller has received no notices of violations in respect of such licenses, permits or authorizations.

            k.   RENTALS AND ROYALTIES PAID.  All rentals, royalties, overriding
                 --------------------------
royalty interests, taxes, expenses and other payments due under or with respect to production from the Producing Wells, the Subject Lands and/or the Subject Interests have been properly and timely paid, or accepted, or suspended, and all leases are in full force and effect. All of the proceeds from the sale of production are being properly and timely paid to Seller by the purchasers of production without suspense.

            l.   IMBALANCES.  None  of the purchasers under any production sales
                 ----------
contract or transporters are entitled to "make-up" or otherwise receive deliveries of production attributable to Seller's interest in the Producing Wells, the Subject Lands and/or the Subject Interests at any time after the Effective Time without paying at such time the full contract price therefore and there are no Imbalances which allow any other party to "make-up" production at any time after the Effective Time under any operating agreement, gas balancing and storage agreement, gas transportation or exchange agreement, gas processing or dehydration agreement, or other similar agreements relating to the Producing Wells, the Subject Lands and/or the Subject Interests.

            m.   TAX  PARTNERSHIPS.  Seller's  interest  in and to the Producing
                 -----------------
Wells, the Subject Lands and/or the Subject Interests is not subject to any tax partnership or to any obligation requiring a partnership income tax return to be filed under the Internal Revenue Code of 1986, as amended, or any similar state statute.

            n.   DISCLAIMER.  EXCEPT  FOR  THE  (i)  WARRANTY  OF TITLE GIVEN IN
                 ----------
SECTION 4(g) ABOVE, AND (ii) THE REPRESENTATIONS MADE IN THIS SECTION, SELLER SHALL CONVEY THE TERM ROYALTY INTEREST WITHOUT RECOURSE, COVENANT OR WARRANTY OF TITLE OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY. EXCEPT FOR SUCH WARRANTY OF TITLE AND REPRESENTATIONS, ANY OTHER COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW BY THE USE OF THE WORDS "GRANT", "CONVEY" OR OTHER SIMILAR WORDS ARE HEREBY EXPRESSLY DISCLAIMED, WAIVED AND NEGATED. WITHOUT LIMITING THE GENERALITY OF THE TWO PRECEDING SENTENCES, BUYER ACKNOWLEDGES THAT SELLER HAS NOT MADE, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND THE BUYER HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY
STATUTE OR OTHERWISE RELATING TO (A) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE TERM ROYALTY INTEREST, (B) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (C) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (D) ANY IMPLIED OR EXPRESS
WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER ANY APPLICABLE LEGAL REQUIREMENT; IT BEING THE EXPRESS INTENTION OF BOTH THE BUYER AND SELLER THAT, SUBJECT TO THE WARRANTY OF TITLE AND REPRESENTATIONS SET FORTH IN THIS SECTION 4, THE TERM ROYALTY INTEREST WILL BE CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS WITH ALL FAULTS, AND THAT THE BUYER HAS MADE OR CAUSED TO BE MADE SUCH

INSPECTIONS AS THE BUYER DEEMS APPROPRIATE. SELLER AND THE BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LEGAL REQUIREMENTS TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LEGAL REQUIREMENT.


               ARTICLE V. REPRESENTATIONS AND WARRANTIES OF BUYER.

     5.     Buyer  represents  and  warrants  to  Seller  as  follows:

            a.   ORGANIZATION.  Buyer  is  a  Delaware  limited partnership duly
                 ------------
organized, validly existing and in good standing under the laws of the state of its organization and is qualified or registered as a foreign entity in each jurisdiction where it is required to be so qualified and registered except where the failure to so qualify would not have a material adverse effect on Buyer's business.

            b.   AUTHORITY.  Buyer  has  full  power and authority and has taken
                 ---------
all requisite action, corporate or otherwise, to authorize Buyer to carry on Buyer's business as presently conducted, to enter into this Agreement, to purchase the Term Royalty Interest on the terms described in this Agreement and to perform its obligations under this Agreement. Neither the execution and delivery of this Agreement nor the performance by Buyer of its obligations hereunder will (i) violate Buyer's Articles of Limited Partnership, (ii) violate Buyer's Agreement of Limited Partnership, or (iii) violate or constitute a default under any law, regulation, contract, agreement, consent, decree or judicial order by which Buyer or any of its partners or officers are bound.

            c.   ENFORCEABILITY.  This  Agreement  has  been  duly  executed and
                 --------------
delivered on behalf of Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles. At the Closing, all documents required hereunder to be executed and delivered by Buyer shall be duly authorized, executed and delivered and shall constitute legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            d.   STATUS  OF  BUYER.  Buyer  represents  that  by  reason  of its
                 -----------------
knowledge and experience in the evaluation, acquisition, and operation of oil and gas properties, Buyer has performed, or will perform before Closing, a due diligence review of the Producing Wells, the Subject Lands and/or the Subject Interests and will have evaluated the merits and risks of purchasing the Term Royalty Interest from Seller and formed an opinion as to the value and purchase of the Term Royalty Interest based on Buyer's knowledge and experience and the representations or warranty of title by Seller in Section 4(g) above, but not otherwise. Buyer certifies and represents that it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and was not organized for the purpose of acquiring the Term Royalty Interest. Buyer's financial condition is such that it is able to bear the risk of holding the Term Royalty Interest until the Termination Date and the risk of loss of its entire investment.

            e.   DISCLOSURE  OF INFORMATION.  Buyer acknowledges it has, or will
                 --------------------------
before Closing have, (i) received all the information it considers necessary or appropriate for deciding whether to purchase the Term Royalty Interest, and (ii) had an opportunity to ask questions and receive answers from Seller regarding the terms and conditions of the Term Royalty Interest and the Producing Wells, the Subject Lands and/or the Subject Interests. Buyer acknowledges that it is aware of Form S-1 (Registration No. 333 123834) filed with the U. S. Securities and Exchange Commission on April 4, 2005 by ECA and Appalachian Gas Royalty Trust, as Co-Registrants ("Form S-1"), but no term or provision thereof shall be binding upon Buyer nor have any effect whatsoever on the terms and conditions of this Agreement.

            f.   SECURITIES  NOT  REGISTERED.  Buyer  understands  that the Term
                 ---------------------------
Royalty Interest has not been registered under the Securities Act and that the Term Royalty Interest must continue to be held by Buyer unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Buyer represents and warrants that the Term Royalty Interest will be acquired solely for the account of Buyer, for investment purposes only and not with a view to the resale or distribution thereof, provided, however, that the foregoing shall not prevent Buyer from transferring all or a portion of the Term Royalty Interest in a transaction registered under the Securities Act or exempt from registration thereunder, subject to the provisions of Section 13(f) hereof. Buyer understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Term Royalty Interest.

                         ARTICLE VI. COVENANTS OF SELLER

     6.   CONDUCT  OF  BUSINESS.  Seller  covenants that, prior to the Closing
          ---------------------
Date, except as provided herein, or as required by any obligation, agreement, lease, contract, or instrument referred to on any Exhibit hereof:

          a.   Seller  will:

               (i) Not (aa) act in any manner with respect to the Producing Wells, the Subject Lands and/or the Subject Interests other than in accordance with the Reasonably Prudent Operator Standard and in the normal, usual and customary manner, consistent with prior practice; or (bb) waive, compromise or settle any material right or claim with respect to any of the Producing Wells, the Subject Lands and/or the Subject Interests except such rights or claims as would not adversely affect, in any material respect, the Term Royalty Interest; and

               (ii) Notify Buyer of the discovery by Seller that any material representation or warranty of Seller contained in this Agreement is or becomes untrue or will be untrue on the Closing Date.

          b.   ACCESS.       Seller shall afford to Buyer, and/or its designated
               ------
representatives, reasonable access, during normal business hours from the date hereof until the Closing Date, to Seller's financial, accounting, tax, title, contract, corporate and legal materials and information relating to the Producing Wells, the Subject Lands and/or the Subject Interests.

          c.   NO  NEGOTIATIONS.       During  the  period beginning on the date
               ----------------
hereof and ending on the earlier of Closing or the termination of this Agreement, Seller will not sell, transfer or otherwise dispose of or offer to sell or subject to any mortgage, lien or security interest any of the Producing Wells, the Subject Lands and/or the Subject Interests, except that the existing mortgages, deeds of trust and security interests may remain in full force and effect solely with regard to Seller's retained interests in the Producing Wells.

          d.   CLOSING  CONDITIONS.       Seller  shall  cause  all  the
               -------------------
representations and warranties of Seller contained in this Agreement to be true and correct in all material respects on and as of the Closing Date. To the extent the conditions precedent to the obligations of Buyer are within the control of Seller, Seller shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Buyer are not within the control of Seller, Seller shall use its best efforts to cause such conditions to be satisfied on or prior to the Closing Date.

          e.   FORM  S-1  WITHDRAWAL.    On  or  before the Closing Date, Seller
               ---------------------
shall  withdraw  or  cause  to  be  withdrawn  Form  S-1.

                        ARTICLE VII.  COVENANTS OF BUYER.

     7.   CLOSING  CONDITIONS.  Buyer  shall cause all the representations and
          -------------------
warranties of Buyer contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Seller are within the control of Buyer, Buyer shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Seller are not within the control of Buyer, Buyer shall use its best efforts to cause such conditions to be satisfied on or prior to the Closing Date.

        ARTICLE VIII.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER.

     8. The obligations of Seller to be performed at the Closing are subject to the fulfillment (or waiver by Seller in its sole discretion), before or at the Closing, of each of the following conditions:

          a.     REPRESENTATIONS  AND  WARRANTIES.  The  representations  and
                 --------------------------------
warranties by Buyer set forth in this Agreement shall be true and correct in all material respects at and as of the Closing as though made at and as of the Closing and Buyer shall have delivered a certificate to such effect to Seller; and Buyer shall have performed and complied with in all material respects all covenants and agreements required to be performed and satisfied by it at or prior to Closing.

          b.     NO  LITIGATION.  There  shall  be  no  suits,  actions or other
                 --------------
proceedings pending or threatened to enjoin the consummation of the transactions contemplated by this Agreement or seeking substantial damages against Seller or Buyer in connection therewith.

          c.     CONSIDERATION.  Buyer shall have delivered the Consideration to
                 -------------
Seller in immediately available funds by wire transfer, pursuant to the following instructions:

     Account Name:     Energy Corporation of America

     Account Number:   4121083588

     Bank Name:        Wells Fargo, San Francisco, CA

     ABA Number:       121-000-248

         ARTICLE IX.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER.
         --------------------------------------------------------------

     9. The obligations of Buyer to be performed at the Closing are subject to the fulfillment (or waiver by Buyer in its sole discretion), before or at the Closing, of each of the following conditions:

          a.     REPRESENTATIONS  AND  WARRANTIES.  The  representations  and
                 --------------------------------
warranties by Seller set forth in this Agreement shall be true and correct in all material respects at and as of the Closing as though made at and as of the Closing and Seller shall have delivered a certificate to such effect to Buyer; and Seller shall have performed and complied with in all material respects all covenants and agreements required to be performed and satisfied by it at or prior to Closing.

          b.     NO  MATERIAL ADVERSE CHANGES. Since the date of this Agreement,
                 ----------------------------
there shall have been no material adverse changes in the condition of any of the Producing Wells, the Subject Lands and/or the Subject Interests, except normal production, depreciation of equipment through ordinary wear and tear and other transactions approved in writing by Buyer on the Closing Date.

          c.     CONSENTS  AND  APPROVALS.  All  material consents and approvals
                 ------------------------
required to be obtained for the conveyance of the Term Royalty Interest to Buyer shall have been obtained, and all material preferential purchase rights arising in connection with such conveyance shall have been waived or shall have expired.

          d.     DEFENSIBLE  TITLE.  Seller shall convey to Buyer at the Closing
                 -----------------
Defensible Title to the Term Royalty Interest. As used herein, the term "Defensible Title" shall mean such title to the Term Royalty Interest, and the Producing Wells, the Subject Lands and/or the Subject Interests which is free and clear of all Encumbrances created by, through, or under Seller, but not otherwise, except for the Permitted Encumbrances, and that Seller (i) is entitled to a Net Revenue Interest in each Producing Well no less than the Net Revenue Interest for that Producing Well as set forth in Exhibit "A-1", and (ii) presently owns undeveloped Subject Development Lands sufficient to allow it to satisfy the Total Drilling Commitment by the Drilling Obligation Completion Date in accordance with the Development Agreement.

          e.     NO  LITIGATION.  There  shall  be  no  suits,  actions or other
                 --------------
proceedings pending or threatened to enjoin the consummation of the transactions contemplated by this Agreement or seeking substantial damages against Seller or Buyer in connection therewith.

          f.     TITLE  ADJUSTMENT.  There  shall  not  exist at the Closing any
                 -----------------
uncured Title Defects with respect to the Producing Wells, unless adjustments therefore have been made pursuant to the further terms hereof. Buyer shall notify Seller in writing of any Title Defects not less than ten (10) days prior to Closing. Seller may elect to cure or remove any Title Defect(s) at Seller's expense. In the event Seller elects to cure or remove one or more Title Defects, Seller shall have until Closing within which to cure or remove such Title Defect. In the event Seller is unable to cure or remove one or more such Title Defects, Buyer shall have the option with respect to each such Title
Defect to (i) require that the Consideration be adjusted by reason of such defect in the manner provided for in Section 3(a) above, or (ii) to remove the Producing Well affected by the Title Defect from the effects of this Agreement and to require the allocated value for such Producing Well to be subtracted from the Consideration. If Buyer elects to remove affected Producing Wells with allocated values aggregating more than Fifteen Million Dollars ($15,000,000), then either Buyer or Seller shall have the option to terminate this Agreement. The term "Title Defect", as used herein, shall mean any encumbrance, lien, mortgage, production payment, pledge, claim, charge, call on production, defect, error, omission, unleased mineral interest, preferential purchase right or requirement for consent to assignment that results in Seller not having defensible title to any of the Producing Wells.

          g.     PREFERENTIAL  PURCHASE  RIGHTSAND  CONSENTS  TO ASSIGN.  Seller
                 ------------------------------------------------------
shall make a good faith effort to insure that all preferential purchase rights and consents to assign arising in connection with the conveyance of the Term Royalty Interest to Buyer shall have been waived or shall have expired before or by the time of Closing; provided, however, that if notice of the transaction contemplated herein has been given to a party or parties entitled to a preferential purchase right with respect thereto, but the time during which any such party or parties has to exercise such right has not expired, such shall be considered as a Title Defect and subject to the remedies provided for in Section 9(f) above.

          h.     RELEASE.  Seller  shall have secured the release by Wells Fargo
                 -------
Foothill Inc. of the liens relating to the Term Royalty Interest with respect to the Producing Wells and the restrictive covenants affecting the Subject Development Lands, in form reasonably satisfactory to Buyer ("Releases").

          i.     OPINION  OF  SELLER'S  COUNSEL.  Seller shall have delivered to
                 ------------------------------
Buyer an Opinion of Seller's Counsel substantially in the form of Exhibit "H" attached hereto and made a part hereof ("Opinion").

          j.     DEED  OF  TRUST.  Seller shall have delivered to Buyer the Deed
                 ---------------
of  Trust.

          k.     DUE  DILIGENCE.  Buyer shall have been given until the deadline
                 ---------------
for submitting its Title Defects notice pursuant to Section 9(f) above to complete its due diligence review of the Producing Wells and the Subject Lands.

          l.     AFFILIATE  ASSIGNMENTS.   Prior  to or at Closing, Seller shall
                 ----------------------
have caused to be executed and delivered to Seller assignments, in recordable form reasonably acceptable to Buyer, as follows:

               i. from Allegheny & Western Energy Corporation to Seller with respect to all interests in the Producing Wells currently held by Allegheny & Western Energy Corporation; and

               ii. from employees, members of the board of directors and other individuals participating in Seller's annual drilling programs, with respect to all interests in the Producing Wells currently held by such persons.

Seller shall record the Affiliate Assignments prior to recording the Term Royalty Conveyance.

          m.     ASSIGNMENT  OF  PK-299  WELL.  Seller  shall  have executed and
                 ----------------------------
delivered to Buyer an assignment, in form reasonably satisfactory to Buyer, of a term royalty interest, for a period of twenty (20) years, consistent with the terms and conditions of the Term Royalty Conveyance applicable to the Completed Development Wells with respect to the PK-299 well, API No. 16-159-97116, located in Martin County, Kentucky.

          n.     ASSIGNMENT  OF  INTEREST IN FLOOR CONTRACTS.  Seller shall have
                 -------------------------------------------
executed and delivered to Buyer an assignment of that portion of the natural gas floor contracts listed on Exhibit "I" attached hereto sufficient to cause Buyer to be entitled to receive the price and the volumes set forth on Exhibit "I".

          o.     ASSIGNMENT  OF  INTEREST  IN  SWAP  CONTRACTS.  Seller  has
                 ---------------------------------------------
heretofore entered into the swap contract(s) listed on Exhibit "J" attached hereto. At Closing, Seller shall attempt to cause to be assigned to Buyer that portion of such swap contract(s) sufficient to cause Buyer to be entitled to receive the price for the volumes set forth on such Exhibit "J"; provided however, in the event that any counterparty in any of such swap contracts will not consent as required to such assignment, then the Parties shall account for the economic effect attributable to Buyer as an adjustment to the Monthly Distribution Amount to be paid to Buyer in accordance with the Term Royalty Conveyance.

                              ARTICLE X - CLOSING.

     10.  a.        CLOSING  DATE.  The  conveyance of the Term Royalty Interest
                    -------------
and the delivery of the Closing Documents pursuant to this Agreement shall be consummated ("Closing") at the Charleston office of Seller on or before June 10, 2005 (the "Closing Date"), but effective as of the Effective Time.

          b.     CLOSING  STATEMENT.  Seller  shall  deliver  to Buyer, no later
                 ------------------
than five (5) days prior to the Closing Date, a statement (the "Statement") which Seller has prepared in accordance with this Agreement setting forth each adjustment to the Consideration necessary in accordance herewith and showing the calculation of such adjustments in accordance with Section 3(a) hereof. By one day prior to the Closing Date, Buyer shall provide written notice to Seller of any objections of Buyer to any item on the Statement showing the calculations resulting in such objections. Buyer and Seller shall attempt in good faith to resolve their differences. If they are unable to do so, Closing will be based on the Statement and any disagreements registered by Buyer will be reserved for the Final Settlement Statement.

          c.     CLOSING  DOCUMENTS.  Seller  shall  deliver to Buyer at Closing
                 ------------------
fully  executed  originals  of:

               (i)    the Term Royalty Conveyance;

               (ii)   the Development Agreement;

               (iii)  the Deed of Trust;

               (iv)   the Opinion;

               (v)    the Side Letter;

               (vi)   the Releases;

               (vii) evidence that the Affiliate Assignments have been executed and delivered to Seller;

               (viii) the PK-299 Well Assignment;

               (ix)   the Floor Contracts Assignment; and

               (x)    the Swap Contracts Assignment, if applicable

          d.     FINAL  SETTLEMENT  STATEMENT.  After  the  Closing Date, Seller
                 ----------------------------
shall prepare, in accordance with this Agreement, a statement (the "Final Settlement Statement"), a copy of which shall be delivered by Seller to Buyer no later than one hundred twenty (120) days after the Closing Date, setting forth each adjustment to the Consideration necessary in accordance herewith and showing the calculation of such adjustments in accordance with Section 3.a. hereof. Buyer shall have forty-five (45) days after receipt of the Final Settlement Statement to review such statement and to provide written notice to Seller of Buyer's objection to any item on the statement. Buyer's notice shall clearly identify the item(s) objected to and the reasons and support for the objection(s). If Buyer does not provide written objection(s) within the 45-day period, the Final Settlement Statement shall be deemed correct and shall not be subject to further adjustment. If Buyer provides written objection(s) within the 45-day period, the Final Settlement Statement shall be deemed correct as to the items with respect to which no objections were made. Buyer and Seller shall meet to negotiate and resolve the objections within fifteen (15) days of Buyer's receipt of Seller's objections. Any items not agreed to at the end of the 15-day period may, at either party's request, be resolved by arbitration.

          If Seller and Buyer cannot agree upon the Final Settlement Statement, a nationally recognized accounting firm which does not perform work for either Seller or Buyer shall act as an arbitrator and decide all points of disagreement with respect to the Final Settlement Statement. The decision of such firm on all such points shall be binding upon the parties. The costs and expenses of such firm shall be borne by the Party against whom the decision is rendered, or in the event the decision is rendered favorably in part to each Party, on a proportional basis.

          e.     PAYMENT  OF FINAL CONSIDERATION.  Any amounts owing from Seller
                 -------------------------------
to Buyer or Buyer to Seller as determined by the Final Settlement Statement shall be paid in immediately available funds within five (5) days of the date the Final Settlement Statement is agreed upon.

          f.     SURVIVAL.  All  representations,  warranties,  covenants  and
                 --------
agreements  of or by the Parties under this Agreement shall survive the Closing.

                     ARTICLE XI.  TERMINATION AND REMEDIES.

     11.  TERMINATION.      If  the Closing has not occurred on or prior to June
          -----------
10, 2005 on account of any failure of Buyer to perform its obligations hereunder and Seller has fully complied and performed pursuant to the provisions of this Agreement, Seller may terminate this Agreement and pursue all other legal remedies. If the Closing has not occurred on or prior to June 10, 2005 on account of any failure of Seller to perform its obligations hereunder and Buyer has fully complied and performed pursuant to the provisions of this Agreement, Buyer may terminate this Agreement and pursue all other legal remedies.

                         ARTICLE XII.  DRILLING PROGRAM.

     12.     a.     DRILLING  OBLIGATION.  ECA  and  Seller  shall  execute  and
                    --------------------
deliver to Buyer at Closing the Development Agreement. The Development Agreement will require that Seller drill Completed Development Wells sufficient to achieve the Total Drilling Commitment on or before the Drilling Obligation Completion Date, in accordance with the terms and conditions set forth in the Development Agreement.

             b.  DEED  OF  TRUST.  Seller  also shall grant to Buyer the Deed of
                 ---------------
Trust to secure Seller's obligation to satisfy the Total Drilling Commitment by the Drilling Obligation Completion Date (plus the 90 day grace period) as provided in the Development Agreement. The Deed of Trust shall secure Seller's interest in that portion of the AMI Areas depicted on Exhibit "B" attached hereto as the Yawkey Freeman AMI, subject to exceptions and reservations set forth therein.

                              ARTICLE XIII.  OTHER.

     13.     a.  FURTHER  ASSURANCES.  After  the  Closing,  Seller and Buyer
                 -------------------
shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto.

             b.  NOTICES.  All  notices  required  or  permitted  under  this
                 -------
Agreement shall be in writing and shall be delivered personally or by certified mail, postage prepaid and return receipt requested or by telecopier as follows:

            ECA:   John Mork, President and CEO
                   Energy Corporation of America
                   4643 South Ulster Street, Suite 1100
                   Denver, CO  80237

                         Telephone:   303-694-2667
                         Telecopier: 303-694-2763

            With copies to:

                   Thomas R. Goodwin, Esquire
                   Tammy J. Owen, Esquire
                   Goodwin & Goodwin, LLP
                   300 Summers Street, Suite 1500
                   Charleston, WV  25301

                         Telephone:   304-346-7000
                         Telecopier:  304-344-9692

            Buyer: Black Stone Minerals Company, L.P.
                   Thomas L. Carter, Jr.
                   1001 Fannin, Suite 2020
                   Houston, Texas 77002

                         Telephone:  713-658-0647
                         Telecopier: 713-658-0943

            With copies to:

                   David Patton, Esquire
                   Locke Liddell & Sapp, LLP
                   2400 Chase Tower
                   600 Travis Street
                   Houston TX  77002-3095

or to such other place within the United States of America as either party may designate as to itself by written notice to the other. All notices given by personal delivery or mail shall be effective on the date of actual receipt at the appropriate address. Notices given by telecopier shall be effective upon actual receipt if received during recipient's normal business hours or at the beginning of the next business day after receipt if received after the recipient's normal business hours. All notices by telecopier shall be confirmed in writing on the day of transmission by either mailing by postage prepaid certified mail with return receipt requested, or by personal delivery.

          c.     SUBSTITUTION OF WARRANTY.  The Term Royalty Conveyance shall be
                 ------------------------
made with full substitution and subrogation of the Buyer in and to all covenants of warranty by Third Persons (other than Affiliates of Seller) heretofore given or made with respect to the Wells and the Subject Interests or any part thereof or interest therein.

          d.     SPECIAL  TAX  PROVISIONS.  The  Parties  intend  that  the
                 ------------------------
transaction contemplated hereby shall qualify as a carved-out production payment under Section 636 of the Internal Revenue Code of 1986, as amended and the regulations thereunder, and shall be treated as a debt instrument for federal income tax purposes. Proceeds payable to the Buyer from the sale of the production from the Term Royalty Interest will be treated as payments of principal and interest on the debt instrument issued by the Seller. The amount of principal and interest of each payment will be determined based upon an amortization schedule established by the Seller as of the Effective Time. This amortization schedule will be made available to the Buyer no later than one hundred twenty (120) days after the Closing Date.

          The amortization schedule will be determined using the "noncontingent bond method" under the original issue discount rules, which require the Seller to construct the amortization schedule after taking into account a comparable yield for which the Seller could offer a fixed-rate debt instrument with terms similar to the Term Royalty Interest. Any difference between the amounts that are received by the Buyer and the amounts that were estimated when the amortization schedule was prepared will result in adjustments to the amount of interest initially estimated.

          e.     GOVERNING  LAW.  This  Agreement  shall  be  governed  by  and
                 --------------
construed in accordance with the laws of the State of West Virginia.

          f.     ASSIGNMENT.  This  Agreement  shall  be  binding upon and shall
                 ----------
inure to the benefit of the Parties hereto and their respective permitted successors and assigns. The Parties shall not assign or transfer their respective rights under this Agreement without the prior written consent of the other Party, provided, however, that (i) Buyer may assign or transfer all or a portion of its rights under this Agreement prior to Closing to not more than three (3) "accredited investors" as defined in the Securities Act without the prior written consent of Seller and, Buyer may not transfer all or any portion of the Term Royalty Interest except in a transaction registered under the Securities Act or exempt from registration thereunder, as evidenced by an opinion of counsel from a nationally recognized law firm, in form and substance reasonably satisfactory to Seller, to the effect that such transaction is so exempt, and such accredited investors shall have made the representations to Seller in substantially the form of Sections 5(d), 5(e) and 5(f) above, and (ii) notwithstanding the foregoing, for a period of two (2) years after the Closing Date, Buyer may not transfer all or any portion of the Term Royalty Interest except in a transaction registered under the Securities Act or exempt from registration thereunder, as evidenced by an opinion of counsel from a nationally recognized law firm, in form and substance reasonably satisfactory to Seller, to the effect that such transaction is so exempt, and the transferee shall have made the representations to Seller in substantially the form of Sections 5(d) and 5(f) above. Notwithstanding the foregoing, if Buyer assigns any interest in this Agreement, Buyer shall continue to be primarily obligated for the performance of any representations, warranties, covenants and agreements hereunder that survive the Closing.

          g.     ENTIRE  AGREEMENT;  AMENDMENTS; WAIVERS.  Except as provided in
                 ---------------------------------------
Section 13(q) below, this Agreement, together with the exhibits hereto, constitutes the entire Agreement between the Parties with respect to the subject matter hereof, superseding all prior negotiations, discussions, agreements and understandings, whether oral or written, relating to such subject matter. This Agreement may not be amended and no rights hereunder may be waived except by a written document signed by the Party to be charged with such amendment or waiver. No waiver of any of the provisions of the Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          h.     SEVERABILITY.  If  a court of competent jurisdiction determines
                 ------------
that any clause or provision of this Agreement is void, illegal, or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal, or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

          i.     PRESS RELEASES.  Seller and Buyer shall consult with each other
                 --------------
prior to the issuance of any press releases or other public announcements concerning this transaction, except as may be required in order to comply with any securities laws or requirements.

          j.     HEADINGS.  The  headings  of the Sections of this Agreement are
                 --------
for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

          k.     COUNTERPARTS.  This  Agreement  may  be  executed  by Buyer and
                 ------------
Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. This Agreement will be binding upon the Parties who do sign whether or not all Parties sign the Agreement.

          l.     EXPENSES, FEES AND TAXES.  Each of the Parties hereto shall pay
                 ------------------------
its own fees and expenses incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby, including broker fees. Buyer shall be responsible for the cost of all fees for the recording of transfer documents. All other costs shall be borne by the Party incurring them. Notwithstanding anything to the contrary herein, it is acknowledged and agreed by and between Seller and Buyer that the Consideration excludes any sales taxes or other taxes in connection with the sale of property pursuant to this Agreement. If a determination is ever made that a sales tax or other transfer tax applies, Buyer shall be liable for such tax as well as any applicable conveyance, transfer and recording fees, and real estate transfer stamps or taxes imposed on any transfer of property pursuant to this Agreement. Buyer shall indemnify and hold Seller harmless with respect to the payment of any of such taxes, including any interest or penalties assessed thereon. The indemnity and hold harmless obligation contained in the preceding sentence shall survive the Closing.

          m.     CONSTRUCTION  OF  AGREEMENT.  In construing this Agreement, the
                 ---------------------------
following  principles  shall  be  followed:

               i. no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction;

               ii. no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

               iii. the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions;

               iv. a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined; and

               v. the plural shall be deemed to include the singular, and vice versa.

          n.     RELATIONSHIP  OF  PARTIES.  This  Agreement  does  not create a
                 -------------------------
partnership, mining partnership, joint venture, or relationship of trust or agency, except with respect to Seller's agency relationship with respect to those matters set forth herein and in the Term Royalty Conveyance and the Development Agreement.

          o.     THE 7:00 A.M. CONVENTION.  Except as otherwise provided in this
                 ------------------------
Agreement, each calendar day, month, quarter, and year shall be deemed to begin at 7:00 a.m. Eastern Time on the stated day or on the first day of the stated month, quarter, or year, and to end at 7:00 a.m. Eastern Time on the next day or on first day of the next month, quarter, or year, respectively.

          p.     PRESENT  AND  ABSOLUTE CONVEYANCE.  It is the express intention
                 ---------------------------------
of Seller and Buyer that the conveyance of the Term Royalty Interest shall be construed for all purposes as a present, fully-vested and absolute conveyance.

          q.     OTHER  AGREEMENTS.  This  Agreement is subject to the terms and
                 -----------------
conditions of the Term Royalty Conveyance and the Development Agreement, and in the event of a conflict in the terms and conditions of this Agreement and the terms and conditions of the Term Royalty Conveyance or the Development
Agreement, the terms and conditions of the Term Royalty Conveyance and the Development Agreement, as applicable, shall control.

          r.     EXECUTION BY ECA.  ECA joins in the execution of this Agreement
                 ----------------
for the sole and limited purpose of joining in the warranty set forth in Section 4(g) and of committing to the drilling obligations set forth in Section 12(a), but for no other purpose.

          s.     INCENTIVE  PAYMENTS.  As  provided  in Section 5.05 of the Term
                 -------------------
Royalty Conveyance, Seller is entitled to receive a quarterly incentive distribution equal to the amount, if any, by which the quarterly aggregate of the Monthly Distribution Amount (as defined in Section 5.01(a) of the Term Royalty Conveyance), exceeds the Distribution Targets as defined in the Term Royalty Conveyance specified for each quarter on the schedule attached hereto as Exhibit "K" for such quarter, as further provided in the Term Royalty Conveyance.

     IN WITNESS WHEREOF, the parties hereto have caused their duly elected officers to execute this Agreement on the date first above written.

                                      ENERGY CORPORATION OF AMERICA


                                      By:    /S/ JOHN MORK
                                         ---------------------------------------
                                             John Mork
                                             CEO - President

                                      EASTERN AMERICAN ENERGY
                                      CORPORATION


                                      By:    /S/ DONALD C. SUPCOE
                                         ---------------------------------------
                                             Donald C. Supcoe
                                             President

                                      BLACK STONE MINERALS COMPANY, L.P.

                                      By:    /S/ THOMAS L. CARTER
                                         ---------------------------------------
                                             Thomas L. Carter
                                             President